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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

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On Track to Enhance Shareholder Value 1

Forward-Looking Statements
This presentation may contain forward-looking statements, which are any statements that are not historical facts. These forward-looking statements are based upon the current expectations of the company and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties and speak only as of the date on which they are made, the company’s actual results could differ materially from these statements. These risks and uncertainties relate to, among other things, the company’s pending sale of Option One Mortgage Corp.; competitive factors; regulatory capital requirements; the company’s effective income tax rate; litigation; and changes in market, economic, political or regulatory conditions. Information concerning these risks and uncertainties is contained in Item 1A of the company’s 2007 annual report on Form 10-K and in other filings by the company with the Securities and Exchange Commission. 2

Introduction
· We have the right strategy to build shareholder value
· We are taking the necessary steps to focus on our core tax, accounting and related financial services businesses · The Bank creates a competitive advantage for our core tax business, particularly in the early filer segment We reaffirm our FY08 continuing EPS guidance · Expect earnings of $1.25 — $1.45 per share
· Middle of range represents growth of 17% over FY07 The Breeden Partners’ campaign is disruptive: · Offers no new ideas · Creates risk to auditor independence3

Table o f Contents · On Track to Enhance Shareholder Value
· Review of Performance · Core Business Strategy · Outlook4

Initiatives to Enhance Shareholder Value · Tax Services achieved good growth in FY07, significantly aided by H&R Block Bank · Bank is key tool to build loyalty in early filer segment · Strength of Bank product offerings, relative to competitors, creates competitive advantage in our core tax business · RSM McGladrey growing and poised to improve margins · Complete sale of unprofitable units
· Build brand around core accounting expertise · Improve Financial Advisors operating and financial performance
· Exit non-core mortgage business · Option One sale expected to be completed by October 31
· Closed H&R Block Mortgage Corp.5

FY · We expect continued success in TS08, building on a strong TS07 Bank is the foundation for increasing market share in critical early filer segment · With expected strong profits, we will rebuild capital and be positioned for continued share repurchases and dividend increases · Concentration on core businesses, along with continued disciplined capital allocation, will allow us to deliver superior financial performance6

Table of Co ntents
· On Track to Enhance Shareholder Value
· Review of Performance · Core Business Strategy · Outlook7

Dividends and Share Repurchases
H&R Block’s disciplined capital allocation consistently returns excess capital to shareholders
$657 $671 $138 $143 $443 $414 $126 $353 $160 $519 $527 $172
$317 $254 $181
FY03 FY04 FY05 FY06 FY07
($ millions) Share Repurchases Dividends Paid 8

Option One Contribution
Despite recent industry difficulties, Option One contributed significantly to HRB’s book value with earnings of $2.0 billion FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07
9

Segment Contribution*
Revenue Contribution 2 Year CAGR: 13%
$4,021 $3,575 $3,146 FY05 FY06 FY07
($ millions)
Tax Services Business Services Consumer Financial Services
Pretax Earnings Contribution
2 Year CAGR: 10%
$636 $528 $510
($millions) FY05 FY06 FY07 Business Services Tax Services Consumer Financial Services Corporate & Eliminations *Continuing Operations 10
Table

of Contents
· On Track to Enhance Shareholder Value
· Review of Performance · Core Business Strategy · Outlook
11

H&R BLOCK®

Focus for H&R Block

Tax, Accounting and Related Financial Services

Retail - Tax

- 45% of HRB retail office clients are early filers
- A mix of company-owned and franchised retail offices, each with low capital requirements
- New offices reach steady state in 5 years

Digital - Tax

- Consists of both software and online offerings
- These products are key for addressing DIY filers, who are rapidly migrating away from pen and paper
- Making inroads against Intuit and other competitors through product simplification, intense marketing and smart pricing

RSM McGladrey

- Leading provider to the middle-market
- Offering core tax, accounting, and business consulting services – all these segments are growing strongly
- With acquisition of AMEX TBS, has scale to drive margins

Financial Advisors

- Focus on upper-end tax clients with goal of increasing client loyalty and retention
- Focused on building scale, increasing advisor productivity and enhancing profitability

Bank

- Key tool to meet tax client needs while enhancing client loyalty, especially in the early filer segment
- Creates incremental economics to be able to offer refund loans at attractive rates relative to competitors

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Tax Segments and H&R Block Share
133 million total U.S. tax filers*
Dispersed across Later season Hybrid
Expertise retail, CPAs, clients who have
27% of U.S. Tax Filers 32% of U.S. Tax Filers digital and other more complex tax service platforms situations
13%
3%
10% 1% 10%
9%
Control
22% of U.S. Tax Filers Early Filer 19% of U.S. Tax Filers
In the market
30%
from late 1% Early season 11% November clients who throughout the 6% 29% demand their tax season money fast 5% H&R Block digital share H&R Block retail share *TS05 Market Share
13
Early Filer Seg

ment
Early filer clients are inherently the least loyal and hardest to retain
· Product innovation driving segment dynamics · Segment dominated by tax prep firms
Early Filer and independent providers
19% of U.S. Tax
· In TS07, HRB retained 67.7% of early Filers filers vs. 71.5% of all retail filers
30% ·
1% Early filers represent 45% of H&R Block retail office clients
29% · Tend to be un/underbanked
· Users of alternative financial services · Lower income
· Perfo
rmance in early filer segment drives Tax Services success
H&R Block digital share H&R Block retail share
14
Tax Season S

plit
Year-to-Year Change in Retail Clients
Late Season Client
(6.5%) (2.4%) (3.8%) 0.3% (0.1%) · We have made consistent progress in addressing the second-half filer (expertise-oriented client) category
FY03 FY03 FY04 FY05 FY06 FY07
· The early filer segment is a critical Early Season Client driver of overall H&R Block market share
2.9%
1.8% · Driver of performance much more (0.9%) (3.6%) (3.8%) dependent on product superiority and distribution
· FY05 and FY07 demonstrate impact of success against these drivers
FY03 FY04 FY05 FY06 FY07
· The bank allows us to develop products for this segment that are superior to those offered by our competitors15

Competitive Challenge
· Refund settlement products (RALs and early season loans) drive consumer choice for tax services
· Strong consumer demand · Price inelasticity
· Electronic Return Originators (EROs), which e-file tax returns directly to the IRS, have proliferated. As a result, our bank and non-bank competitors have commoditized settlement products by making them widely available
2002 2007 % Growth Electronic Return Originators* 90,700 157,000 73%
· Increasing our points-of-presence has mitigated, but not reversed, this challenge
· Pre-file loans demonstrated client demand for credit access · Our Emerald Card was a breakthrough innovation in FY07
*Retail tax preparer locations capable of direct e-filing to IRS; excludes H&R Block 16

Cultivating Client Loyalty
· Bank enabled a product (the Emerald Card) to be manufactured to our specifications
· Developed 36% APR RAL product delivered on prepaid debit card
· Next version leverages unique features to extend loyalty and enhance brand
· Platform can open door to new tax distribution options
17

How the Bank Supports Tax
· Enabled creation of Emerald Card – a competitively priced transaction account — that appealed to our clients:
· High client take rate
· Magnitude of client retention potential (growth in tax preparation revenues) expected to be more apparent in TS08
· Clients with points of contact beyond tax preparation (i.e., through Financial Advisors or savings accounts) are more loyal
· HRB Bank enhances our ability to attract and retain early filers, as well as change the competitive dynamics
· Brought more than 2 million clients into deeper H&R Block relationship · Lowered APRs on refund loan products significantly
· Created a competitive advantage in our core tax business due to strength of HRB Bank product offerings relative to our competitors18

The Success of the Bank
· Bank had a very successful first year
· Low cost deposit strategy leveraged capital
· Earned $23 million (pretax), including Emerald Card economics (ATM and merchant fees, float)
· Launched high-yielding IRA and savings accounts
19

Table of Contents
· On Track to Enhance Shareholder Value
· Review of Performance · Core Business Strategy · Outlook
20

FY08 Guidance
· FY08 continuing EPS of $1.25 — $1.45
· Middle of range represents growth of 17% over FY07
· Tax Services
· Mid-to-high single digit revenue growth (pricing and clients) · Modest margin improvement – high single-digit continuing operations earnings growth
· RSM McGladrey · Low double-digit organic growth
· FY08 benefit from divesting certain operations · Business Services — net operating margin of 8%
· Consumer Financial Services – profit to double in ’08
21

Breeden Partners: A Disruption
· Breeden Partners’ campaign disruptive to H&R Block’s strategic initiatives
· Has not advanced new ideas to improve value
· We believe Breeden Partners advocates the sale of the Bank and ignores its potential value to Tax Services
· Breeden Partners originally failed to disclose Richard Breeden’s position as Monitor of KPMG, H&R Block’s auditor
· Creates risk of auditor losing its required independence · Abrupt mid-year change of auditors would be expensive and disruptive
· Breeden Partners owns less than 2% and has been a shareholder for less than a year and now seeks to replace more than 25% of H&R Block’s Board members
22

Important Additional Information
On July 31, 2007, H&R Block began the process of mailing its definitive proxy statement (the “Proxy Statement”), together with a WHITE proxy card, in connection with H&R Block’s 2007 Annual Meeting of Shareholders. The Proxy Statement contains important information about H&R Block and the 2007 Annual Meeting. H&R Block urges its shareholders to read the Proxy Statement carefully.
Shareholders may obtain additional free copies of the Proxy Statement and other documents filed with the Securities Exchange Commission (SEC) by H&R Block through the website maintained by the SEC at www.sec.gov. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by directing a request to: H&R Block, Inc., Attn: Corporate Secretary, 1 H&R Block Way, Kansas City, MO 64105, (816) 854-3000 or from our website (www.hrblock.com). Copies of the Proxy Statement also may be requested by contacting our proxy solicitor, Innisfree M&A Incorporated, at 877-456-3463 toll-free.23